Exhibit 10.6

2000 Non-Employee Stock Option Plan



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                           CHESTATEE BANCSHARES, INC.
                       2000 NON-EMPLOYEE STOCK OPTION PLAN

1.       PURPOSE.

     Chestatee Bancshares, Inc., a Georgia corporation (the "Company"), hereby adopts the 2000 Non-Employee Stock Option Plan (the "Plan") to secure and retain the services of those directors of the Company who are not employed by the Company or any of its affiliates (the "Eligible Optionee Directors") by giving them an opportunity to invest in the future success of the Company. Capitalized terms are defined in Section 13.

2.       ADMINISTRATION.

     2.1. Committee. The Plan shall be administered by a Committee consisting of at least two of the members of the Board of Directors of the Company in accordance with Rule 16b-3 of the Exchange Act. Each member of the Committee shall serve at the pleasure of the Board of Directors, which may fill any vacancy, however caused, in the Committee. The Committee shall select one of its members as a chairman and shall hold meetings at the times and in the places as it may deem advisable. All actions the Committee takes shall be made by majority decision. Any action evidenced by a written instrument signed by all of the members of the Committee shall be as fully effective as if the Committee had taken the action by majority vote at a meeting duly called and held.

          2.2. Authority. The Committee shall have complete and conclusive authority to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to it, and (iii) make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on these matters shall be conclusive.

          2.3. Indemnification. In addition to any other rights of indemnification that they may have as directors of the Company or as members of the Committee, the directors of the Company and members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the director or Committee member is liable for negligence or misconduct in the performance of his duties.

3.       GRANT OF OPTIONS.

          3.1. Shares Reserved for Options. The Company has authorized and reserved for issuance upon the exercise of Options pursuant to the Plan an aggregate of two hundred thousand (200,000) shares of Stock. If any Option is canceled, expires or terminates without the respective Eligible Optionee Director exercising it in full, Options with respect to those unpurchased shares of Stock may be granted to that same Eligible Optionee Director or to another eligible individual or individuals under the terms of this Plan.

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          3.2. Initial Grant. Each Eligible Optionee Director serving as a member of the Board of Directors on the Effective Date shall be granted an Option as of the Effective Date to purchase fifteen thousand (15,000) shares of Stock of the Company at an Exercise Price of no less than the Average Market Price of the Stock on the date of the grant. Any Eligible Optionee Director elected to the Board of Directors after the Effective Date shall be granted an Option as of the date so elected to the Board of Directors to purchase five thousand (5,000) shares of Stock at an Exercise Price of no less than the Average Market Price of the Stock on the date of the grant.

          3.3. Annual Grant. Each Eligible Optionee Director shall be granted as of the first business day of each calendar year of the Company beginning January 1, 2002 an Option to purchase one thousand (1,000) shares of Stock; provided the Eligible Optionee Director continues to serve as a member of the Board of Directors as of the first business day of that calendar year.

          3.4. Limitations. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded. Further, Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with all applicable restrictions imposed under the Bank Holding Company Acts, as amended, and the rules and regulations promulgated thereunder. No Options under the Plan shall be granted to an Eligible Optionee Director who is otherwise precluded from receiving a grant of the Company's equity securities. In the event the remaining number of shares of Stock reserved for issuance under the Plan are insufficient to grant Options for the appropriate number of shares of Stock to all Eligible Optionee Directors as of any grant date, then no Options shall be granted as of that grant date.

          3.5. Adjustments to Shares Reserved or Outstanding Options. The Board of Directors or the Committee shall adjust the total number of shares of Stock reserved for issuance under the Plan and any outstanding Options, both as to the number of shares of Stock and the Exercise Price, for any increase or decrease in the number of outstanding shares of Stock resulting from a stock split or a payment of a stock dividend on the Stock, a subdivision or combination of the Stock, a reclassification of the Stock, a merger or consolidation of the Stock or any other like changes in the Stock or in their value; provided that any such adjustment shall be made in a manner consistent with the reason for the adjustment and shall be effected uniformly among optionees. Outstanding Options shall not be adjusted for cash dividends or the issuance of rights to subscribe for additional stock or securities of the Company. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any adjustment may provide for the elimination of any fractional share of Stock which might otherwise become subject to an Option.

          3.6. No Affect on Capitalization Changes. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

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4.       TERMS AND CONDITIONS OF ALL OPTIONS.

          4.1. Stock Option Agreement. Each Option granted pursuant to the Plan shall be evidenced by a Stock Option Agreement or other appropriate documentation in the form and containing the terms and conditions as the Board of Directors or the Committee from time to time may determine, provided that each Stock Option Agreement will:

               4.1.1. state the number of shares of Stock to be granted pursuant to the Option;

               4.1.2. state an Exercise Price per share which will be the Average Market Price of a share of stock on the date of the grant;

               4.1.3. state the terms and conditions for payment, except as otherwise provided by Section 6 of the Plan;

               4.1.4. state that the Option shall expire on the earlier of the tenth anniversary of the date of grant or, except in the event of removal for Cause, the first anniversary of the date that the Eligible Optionee Director ceases to serve as a member of the Board of Directors for any reason other than the death or Disability of the Eligible Optionee Director;

               4.1.5. provide that an Option granted pursuant to Section 3 of the Plan shall become exercisable in full as to the shares subject thereto as of the date of grant;

               4.1.6. provide that the Option is not transferable by the Eligible Optionee Director other than as provided by (1) the will of the Eligible Optionee Director, or (2) the applicable laws of descent and distribution, and is exercisable during the Eligible Optionee Director's lifetime only by the Eligible Optionee Director except as provided in Subsection 4.1.6; and

               4.1.7. provide that if an Eligible Optionee Director dies or becomes Disabled during the term of the Option, the Option may be exercised by the Eligible Optionee Director or (to the extent the Eligible Optionee Director would have been entitled to do so) by a legatee or legatees of the Eligible Optionee Director under his last will, or by his guardian.

          4.2. Average Market Price. "Average Market Price" shall mean the mean between the high "bid" and low "ask" prices as of the close of business for the Company's shares of Stock in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (or other national quotation service). If the Company's Stock is not regularly traded in the over-the-counter market but is listed on The Nasdaq Stock Market or is registered on a national securities exchange, "Average Market Price" shall mean the closing price of the Company's Stock on such stock market or national securities exchange. In the event there shall be no public market for the shares of the Company's Stock on such date, the fair market value of the shares of the Company's Stock shall be determined in good faith by the Committee.

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5.       TERM OF PLAN.

          5.1. Effective Date. The Effective Date of the Plan shall be the date the Plan is adopted by the Board of Directors.

          5.2. Term. The Plan shall remain in effect until all shares subject to, or which may become subject to, the Plan shall have been purchased pursuant to Options granted under the Plan; provided that Options under the Plan must be granted within ten (10) years from the Effective Date.

6.       EXERCISE OF OPTION.

          6.1. Exercise. The Eligible Optionee Director may exercise all or part of the Options at any time before the expiration of such Options; provided, however, that if an Eligible Optionee Director is removed from office for Cause, then any Option not yet exercised will terminate immediately and be deemed null and void. The Eligible Optionee Director may purchase shares of Stock subject to an Option only upon receipt by the Company of a notice in writing from the Eligible Optionee Director of his intent to purchase a specific number of shares of Stock and which notice contains such representations regarding compliance with the federal and state securities laws as the Board of Directors or the Committee may reasonably request. The purchase price shall be paid in full upon the exercise of an Option and no shares of Stock shall be issued or delivered until full payment therefor has been made.

          6.2. Payment. The entire Purchase Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 6 at the sole and absolute discretion of the Committee.

               6.2.1. Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares already owned by the Optionee or the Optionee's representative. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Average Market Price on the date when the Option is exercised. This Subsection 6.2.1 shall not apply to the extent that acceptance of Shares in payment of the Exercise Price would cause the Company to recognize compensation expense with respect to the Option for financial reporting purposes.

               6.2.2. Promissory Note. To the extent that a Stock Option Agreement so provides, Eligible Optionee Directors may pay all or a portion of the Exercise Price of Shares issued under the Plan with a full-recourse promissory note (subject to restrictions of the Bank Holding Company Acts). The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

               6.2.3. Exercise/Sale. To the extent that a Stock Option Agreement so provides, and at such time as the Stock is publicly traded, payment

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          may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

          6.3. Rights as Shareholder. Until stock certificates reflecting shares of Stock accruing to the Eligible Optionee Director upon the exercise of the Option are issued to the Eligible Optionee Director, the Eligible Optionee Director shall have no rights as a shareholder with respect to such shares. The Company shall make no adjustment to shares of Stock for any dividends or distributions or other rights for which the record date is prior to the issuance of that stock certificate, except as the Plan otherwise provides.

7.       ASSIGNABILITY.

     Except as set forth in Section 4 of the Plan, no Option or any of the rights and privileges thereof accruing to an Eligible Optionee Director shall be transferred, assigned, pledged or hypothecated in any way whether by operation of law or otherwise, and no Option, right or privilege shall be subject to execution, attachment or similar process.

8.       NO RIGHT TO CONTINUED SERVICE.

     No provision in the Plan or any Stock Option Agreement shall confer upon any Eligible Optionee Director any right to continue performing services for or to interfere in any way with the right of the shareholders of the Company to remove such Eligible Optionee Director as a director of the Board of Directors at any time for any reason.

9.       AMENDMENT AND TERMINATION.

     The Board of Directors at any time may amend or terminate the Plan in any respect. Notwithstanding the foregoing, in no event shall the Board of Directors amend the Plan more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. No amendment or termination of the Plan shall adversely affect the rights of an Eligible Optionee Director with regard to his Options without his consent.

10.      GENERAL RESTRICTION.

          10.1. Securities Registration. Each Option is subject to the condition that if at any time the Company, in its discretion, shall determine that the listing, registration or qualification of the shares of Stock covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares of Stock thereunder, the delivery of any or all shares of Stock pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under the Option then outstanding, the Company may require, as a condition of exercise of any Option or as a condition to any other delivery of shares of Stock pursuant thereto, that the Eligible Optionee Director or the Eligible Optionee Director's representative represent, in writing, that the shares of Stock received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares of Stock will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel

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     that such disposition is exempt from such requirement under the Securities
     Act and any applicable state securities laws. The Company may endorse on certificates representing shares of Stock delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

          10.2. Securities Compliance. Options granted to persons subject to
     Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

11.      REORGANIZATION.

     In the case of a Change in Control, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to Option immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the Eligible Optionee Director, provide that the Option (including the shares not then exercisable) must be exercised within 60 days of the date of such notice or it will be terminated.

12.      CHOICE OF LAW.

     The laws of the State of Georgia shall govern the Plan.

13.      DEFINITIONS.

          13.1. "Average Market Price" shall have the meaning set forth in
     Section 4.2 hereinabove.

          13.2. "Bank Holding Company Acts" shall mean the Bank Holding Company Act of 1940, as amended, and other acts administered by the Federal Reserve Board.

          13.3. "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

          13.4. "Cause" shall mean the unauthorized use or disclosure of the confidential information or trade secrets of the Company, conviction of a felony under the laws of the United States or any state thereof, or gross negligence.

          13.5. "Change in Control" shall mean:

               13.5.1. The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or

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               13.5.2. The sale, transfer or other disposition of all or
          substantially all of the Company's assets.

               13.5.3. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          13.6. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          13.7. "Committee" shall mean a committee of the Board of Directors, as described in Section 2(a).

          13.8. "Company" shall mean Chestatee Bancshares, Inc., a Georgia corporation, or any Parent or Subsidiary thereof.

          13.9. "Disability" or "Disabled" shall mean that the Eligible Optionee Director is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

          13.10. "Effective Date" shall have the meaning set forth in Section
     5.1 hereinabove.

          13.11. "Eligible Optionee Director" shall mean an individual who holds an Option.

          13.12. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          13.13. "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

          13.14. "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

          13.15. "Option" shall mean a Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

          13.16. "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

          13.17. "Securities Act" shall mean the Securities Act of 1933, as amended.

          13.18. "Share" shall mean one share of Stock, as adjusted in accordance with Section 7 (if applicable).

          13.19. "Stock" shall mean the no par value common stock of the Company.

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          13.20. "Stock Option Agreement" shall mean the agreement between the
     Company and an Eligible Optionee Director that contains the terms, conditions and restrictions pertaining to the Eligible Optionee Director's Option.

          13.21. "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                           CHESTATEE BANCSHARES, INC.


                           By:  /s/ J. Philip Hester, Sr.
                                ------------------------------
                                Name:    J. Philip Hester, Sr.
                                Title:   President